                                                                    Exhibit 99.8

TRANSACTION RATIONALE

--------------------------------------------------------------------------------

THE INVESTOR GROUP PROPOSAL PROVED SUPERIOR IN FOUR KEY AREAS: LIQUIDITY, LEVERAGE, MANAGEMENT STRUCTURE, AND GROWTH OPPORTUNITIES

Liquidity (Issue: Threat of dilutive FET unwind; immediate debt maturities)

-    Investment provides a cash infusion to retire forward equity transactions
     (FETs) and meet debt obligations (and avoids costs associated with bank loan extension and bridge facilities)

Leverage (Issue: Leverage had crept above industry norms)

- Investment strengthens balance sheet by decreasing leverage and solving liquidity constraints

     -    Debt / 1998 Pro-forma EBITDA reduced from 5.95x to 5.25x

- Investment has facilitated the arrangement of new credit facilities with longer dated maturities

--------------------------------------------------------------------------------

TRANSACTION RATIONALE

--------------------------------------------------------------------------------

Management Structure (Issue: Financial instability creates employee instability)

-    The Investment helps the Company to retain and attract key executives

     -    promoting continued operating strength

- Investor group brings a team of experienced real estate and lodging industry players

     - focused on integrating and streamlining the organization to promote greater efficiency

     -    promoting the pursuance of future growth strategies

Targeted Growth Opportunities (Issue: Daily business decisions interrupted by liquidity constraints)

- Significant availability under credit facility provides capacity for strategic investment opportunities

- Allows the Company to maximize the value of its asset base, by taking a strategic, long-term approach to creating value

--------------------------------------------------------------------------------

$1 Billion Vote of Confidence
--------------------------------------------------------------------------------

After conducting extensive real estate and corporate due diligence, the Investor Group has confirmed its intention to invest, endorsing the Company's multi-tier, multi-product, multi-brand strategy

Diligence included:

-    site visits to 70 largest hotels

-    engineering and environmental review of top 100 hotels

-    review of financial statements, MIS, central reservation system, etc.

Conducted by:

- over 150 professionals from the Investor Group, PriceWaterhouseCoopers, IV Engineering/Environmental, and Skadden, Arps


Conclusion: Industry-savvy, "smart-money" investors have committed to a long-term investment and will work to assist the Company achieve its strategic objectives

--------------------------------------------------------------------------------

TRANSACTION SUMMARY

--------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

Form of Investment       -  Convertible Preferred Stock

Amount                   -  Up to $1.0 Billion

Conversion Price         -  $8.75; Automatic Reduction to $8.59 due to dilutive 4Q
                            stock dividend

Form of Investment       -  30%(going-in) - 36% (with PIK) after 6 years with
                            $300mm rights offering; 41% (going-in) - 52% (with PIK)
                            after years 6 with $1 billion investment

Dividend                 -  9.75%

Payment of Dividends     -  70% PIK, 30% cash years 1 - 6; quarterly payments and
                            compounding

Optional Redemption      -  Up to $300mm at 102% within 170 days after initial
                            closing date; balance after 6 years at 101%

--------------------------------------------------------------------------------


TRANSACTION SUMMARY

--------------------------------------------------------------------------------

Investors                 -    Affiliates of:
                               Thomas H. Lee Company;
                               Apollo Real Estate Advisors, L.P.;
                               Apollo Management, L.P.;
                               Beacon Capital Partners, Inc.;
                               and Rosen Consulting Group

Board Representation      -    8 representatives from the current Patriot/Wyndham Boards,
                               8 representatives from the investor group, and
                               3 additional directors to be mutually agreed-upon

                          -    Investors' right to Directors steps down on a
                               straight-line basis once they have sold 50% of their
                               shares

                          - The Board of Directors will have three staggered classes until the 2002 annual meeting



--------------------------------------------------------------------------------

TRANSACTION SUMMARY

--------------------------------------------------------------------------------


Board Representation          Company                  Investor
(cont.)                       -------                  --------
                              Karim Alibhai            Thomas H. Lee
                              Leonard Boxer            Alan Leventhal
                              James Carreker           William Mack
                              Susan Groenteman         Lee Neibart
                              Milton Fine              Kenneth Rosen
                              Paul Nussbaum            Marc Rowan
                              Rolf Ruhfus              Scott Schoen
                              Sherwood Weiser          Scott Sperling

--------------------------------------------------------------------------------

TRANSACTION SUMMARY

--------------------------------------------------------------------------------

Rights Offering     -    The Rights Offering Preferred would have the following
                         features:

                         - Economics almost identical to the Investors' Preferred Stock

                         -    Listed; detachable; non-voting

                    - Decision to execute the Rights Offering to be made by non-investor Directors

                    - Note that the Investors will have the right to participate in the Rights Offering by purchasing rights

                    - Company can reduce investment through Rights Offering of up to $300 million to existing shareholders within 170 days after the closing of the transaction

--------------------------------------------------------------------------------

FINANCING STRATEGY

The Company will achieve a long-term capital-structure solution by lengthening the maturity profile of its debt and redeeming the forward equity transactions
(FETs)

-    Less than 15% of the Company's debt will be due prior to 2003

- While the Company may choose to access the bond market, it is not required to do so given the flexible financing that has been arranged

- Company resisted alternatives that were contingent upon capital market executions to create a permanent capital structure solution


--------------------------------------------------------------------------------

NEW CREDIT FACILITIES

Facility:                -    $ 800 million Revolving Credit ("R/C")
                              $ 1 billion Tranche B Term Loan ("T/L B")

Arranger:                -    Chase Securities

Maturity                 -    R/C : 5 years
                              T/L B : 7 years

Amortization:            -    R/C : none
                              T/L B : $ 10 million annually years 2 - 6
-------------------------------------------------------------------------------------
Facility:                -    $ 650 Increasing Rate Loan ("IRL")
Lead Arranger:           -    Chase Securities
Co-Arranger:             -    Bear Stearns
Maturity:                -    5 years
Amortization:            -    none
Purpose:                 -    To be replaced / repaid by bonds either simultaneous or
                              post-closing, at the Company's option (without penalty)
-------------------------------------------------------------------------------------
Covenants:               -    6.5x Debt/EBITDA until 12/31/00
                         -    2.0x EBITDA/Interest Expense until 12/31/00



--------------------------------------------------------------------------------

SOURCES & USES


                   USES OF FUNDS                                      SOURCES OF FUNDS

Settle Forward Equity                       $    330.0      New Revolver *            $    485.9
Revolver                                    $    876.0      New Term Loan B           $   1000.0
Term Loans                                  $  1,848.8      IRL Facility              $    650.0
Repayment Debt due 1999                     $    313.7      New Mortgage Debt         $    325.0
Redemption of Series B Preferred Shares     $     16.0      Convertible Preferred     $    700.0
Banking and Professional Fees               $    166.4      Rights Offering           $    300.0
Corporate Working Capital                   $    100.0      Asset Sale Proceeds       $    140.0
                                                            Cash                      $     50.0

Total                                       $  3,650.9      Total                     $  3,650.9


----------

* $800 million R/C facility


--------------------------------------------------------------------------------

DEBT MATURITIES - POST-CREDIT AMENDMENT

--------------------------------------------------------------------------------

                                    [CHART]

Figures for Post-Credit Amendment chart:

   1999    2000    2001    2002    2003+
   459     11      193     31      504
   0       900     0       0       649
   0       350     0       0       0
   0       400
           450



--------------------------------------------------------------------------------

DEBT MATURITIES - POST-TRANSACTION

                                    [CHART]

Figures for Debt-Maturies-Post-transaction chart:

   1999    2000    2001    2002    2003+
   145     11      193     31      504
   0       0       0       0       336.3
   0       0       0       0       1000
                                   1000




--------------------------------------------------------------------------------

CAPITAL STRUCTURE & CREDIT STATISTICS

Pro-forma Capitalization at Closing
-----------------------------------
Revolving Credit Facility                           $ 481
Term Loan B                                         $ 1,000
IRL                                                 $ 650
Other Debt                                          $ 1,215
----------------------------------------------      -------
Total Debt                                          $ 3,346

Convertible Preferred                               $ 700
Rights Offering                                     $ 300
Current Capitalization (167mm shares x $5.40)1      $ 908
Total Equity                                        $ 1,906
----------------------------------------------      -------
Total Capitalization                                $ 5,252

Debt / 1998 Pro-forma EBITDA                        5.25x

EBITDA / Interest Expense (1998 Pro-forma)          2.30x



(1) Share price as of 2/26/99


--------------------------------------------------------------------------------

OVERVIEW OF RESTRUCTURING PLAN

- Patriot American Hospitality, Inc. a real estate investment trust (REIT), will merge into and become a subsidiary of Wyndham, a C-Corp

- The final result will consist of a single entity, Wyndham International, Inc.

-    The new C-Corp structure promotes:

     -    simpler structure

          -    Capital market perception

          -    Single, unified credit

          -    Easier structure for future sales and acquisitions

          -    No REIT constraints

-    Retains cash for growth

- Current OP holders have opportunity to receive liquid security on a tax deferred basis


--------------------------------------------------------------------------------

BUSINESS STRATEGY

-        Focus on Upscale and Luxury hotel sectors

          -    High barriers to entry due to locational and capital constraints

          - Past "Best-of-class" acquisitions of operating teams provide competitive advantage

          - Recent capital markets conservatism to maintain demand/supply equilibrium

-    Leveraging brand equity:

          -    Occupancy gap opportunity

          -    Greater share of customer spending

          -    Marketing efficiencies, regional and national

          -    Central reservations and national sales penetration

          -    Management and franchise fee streams

-    Benefits of integrated operations:

          - Collapsing two corporate forms into a single, streamlined C-Corp organization

-        Target of $25 million in total annual expense reductions through 2002


--------------------------------------------------------------------------------

Business Strategy

- Harvesting the benefits from $4.5 billion in 1998 acquisitions and nine operating companies

     - Integrating "Best-of-Class" operating practices for training and retention

     -    Centralization of support functions to improve costs and controls

     -    Maximize operating margins through economies of scale in purchasing

-    Mining existing portfolio for conversion and renovation opportunities

     -    Completed 38 Wyndham conversions in 1998 and an additional 10 in 1999

     - Over $175 million invested in 1998 and an estimated $130 million to be invested in 1999

     -    Capital deployment focused on brand consistency and product quality

     -    Cited as the fastest growing brand in 1998 by Hotel Business Magazine

- Non-core, non-strategic asset divestitures and redeployment of capital into the brands

     - Fifteen hotels under contract or negotiation for approximately $232 million

     -    Spin-off of Interstate Hotel Management, Inc.

     -    Sale of Bay Meadows racetrack for $10 million


--------------------------------------------------------------------------------

FOCUS ON PROPRIETARY BRANDS

EBITDA REPRESENTATION OF PROPRIETARY BRANDS VS. NON-PROPRIETARY BRANDS

                                  [Pie Chart]

Pre-Interstate Spin-off [Pie Chart figures]:

Proprietary    55%
Non-Proprietary     45%

                                   [Pie Chart]

Post-Interstate Spin-off (1) [Pie Chart Figures]:

Marriott Conversions to Wyndham    8%

Proprietary    57%

Non-Proprietary     35%


(1) Also reflects the anticipated sales of 15 hotels currently under contract or negotiation


--------------------------------------------------------------------------------

Landscape for Multi-Brand Hotel Companies

--------------------------------------------------------------------------------



             Wyndham Int'l             Marriott Int'l               Starwood           Hilton            Promus
Luxury       Grand Bay                 Ritz Carlton                 St. Regis

Upscale      Wyndham Hotels            Marriott Hotels              Sheraton Hotels     Hilton Hotels
             Wyndham Resorts           Marriott Resorts             Sheraton Resorts    Hilton Resorts
             Wyndham Grand Heritage    JW Marriott / Marquis        Westin Hotels       Hilton Inns
             Wyndham Garden Hotels
             Malmaison Hotels          Renaissance Hotels           W Hotels                              Doubletree

All-Suite    Summerfield by Wyndham    Residence Inns               Sheraton Suites     Hilton Suites     Embassy Suites
             Sierra Suites             TownePlace Suites                                                  Doubletree Guest Suites
                                       Marriott Suites                                                    Homewood Suites


Midscale     Clubhouse Inns            Courtyard by Marriott        Four Points         Hilton Gardens    ClubHotels
                                                                    Sheraton Inns                         Hampton Inn

Economy                                Fairfield Inns by Marriott


--------------------------------------------------------------------------------

GROWTH OF THE WYNDHAM BRAND

--------------------------------------------------------------------------------

Over the last five years the number of Wyndham hotels has increased more than threefold

                                  [Bar Chart]

                      [Figure for Wyndham Growth Bar chart.]



        1990    1992    1994    1996    1997    1998
        34      40      49      71      96      120
         0       0       0       0


--------------------------------------------------------------------------------

BRAND POTENTIAL

COMPANY'S BRANDS HAVE BOTH MEANINGFUL DISTRIBUTION AND UNIT GROWTH POTENTIAL


                                  [Bar Chart]

                     [Figures for Brand Potential Bar Chart:]

Number of Hotels in FYE 1998

Wyndham-120, Hilton-238, Marriott-229, Sheraton-176, Hyatt-108

Summerfield by Wyndham-47, Residence Inn-273, Homewood Suites-52, Hawthorn Suites-36

Grand Bay-6, Four Seasons-24, Ritz Carlton-22, Peninsula-2


--------------------------------------------------------------------------------
                                       19

--------------------------------------------------------------------------------

FOURTH QUARTER & FULL YEAR HIGHLIGHTS

--------------------------------------------------------------------------------

-    STRONG REVENUE PERFORMANCE

     - REVPAR AT THE OWNED ASSETS INCREASED 4.3% FOR THE QUARTER AND 8.1% FOR THE YEAR

     - REVPAR AT THE WYNDHAM BRANDED COMPARABLE HOTELS INCREASED 8.1% FOR THE QUARTER AND 9.2% FOR THE YEAR

-    IMPROVED OPERATING MARGINS

     -    GOP MARGIN AT OWNED ASSETS UP TO 35.4% FROM 33.3%

     -    GOP MARGIN AT WYNDHAM COMPARABLE HOTELS INCREASED TO 34.7% FROM 31.3%

     -    ANNUAL FLOW-THROUGH INCREASED BY MORE THAN TWO TIMES THE PACE OF
          REVPAR

-    CONTINUED REINVESTMENT IN BRANDS AND ASSETS

     -    OVER $175 MILLION INVESTED IN CAPITAL EXPENDITURES

     -    38 HOTELS CONVERTED TO PROPRIETARY BRANDS

-    ASSET DIVESTITURE PROGRAM INITIATED

     -    SALE OF 8 HOTELS IN THE FOURTH QUARTER FOR $45 MILLION

     -    NEGOTIATED SALES OF 15 HOTELS IN 1999 FOR $232 MILLION


--------------------------------------------------------------------------------

SUMMARY

--------------------------------------------------------------------------------

THE ANNOUNCED EQUITY INVESTMENT AND RESTRUCTURING PLAN STRENGTHENED THE COMPANY'S FINANCIAL POSITION, STREAMLINED ITS CORPORATE STRUCTURE AND SHARPENED ITS FOCUS:


- INDUSTRY-SAVVY, "SMART-MONEY" INVESTORS INFUSE UP TO $1 BILLION, WITH THE COMPANY RETAINING THE OPTION TO PURSUE A RIGHTS OFFERING UP TO $300 MILLION TO REDUCE THE INVESTMENT

-    $ 2.45 BILLION OF NEW FINANCING IS COMMITTED

-    CONVERSION TO A C-CORPORATION

-    FORWARD EQUITY TRANSACTIONS ARE REPAID

-    MULTI-TIER, MULTI-PRODUCT AND MULTI-BRAND STRATEGY

-    WYNDHAM AND GRAND BAY TO BECOME FIRST-TIER LODGING BRAND


                                       21

--------------------------------------------------------------------------------